[photo of highway]

                                                Annual Report September 30, 2000

Oppenheimer
Intermediate Municipal Fund


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fears of higher inflation and rising yields early in the period gave way to a more positive outlook and a bond market rally by the end of the reporting period.
The Treasury and municipal markets, which generally move in tandem, decoupled during the second half of the year.

     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Managers

 7   Fund Performance

12   Financial
     Statements

30   Independent
     Auditors' Report

31   Federal
     Income Tax
     Information

32   Officers and
     Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 9/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
--------------------------
2.48%         -1.11%

Class B
Without       With
Sales Chg.    Sales Chg.
--------------------------
1.71%         -2.17%

Class C
Without       With
Sales Chg.    Sales Chg.
--------------------------
1.71%         0.74%


                   *See Notes on page 10 for further details.

PRESIDENT'S LETTER


[photo]
James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund

Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund


Dear  Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


1 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.
     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/James C. Swain            /s/Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
October 20, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[photo]
Portfolio
Management Team(1)
Jerry Webman
Merrell Hora

 Q How would you characterize the Fund's performance for the fiscal year that ended September 30, 2000?
The past year was a challenging period for municipal markets and Oppenheimer Intermediate Municipal Fund. Following nearly three calendar quarters of general weakness, the municipals market rallied after May 2000. The Fund, however, was positioned defensively and as a result did not participate in most of the market's rally. On a tax-free yield basis, the Fund's Class A shares tax-free yield at net asset value, at 5.04%, was attractive in relation to comparable U.S. Treasury securities. Indeed, for investors in the top federal income tax bracket, that works out to a taxable equivalent yield of 8.34%.(2)

Why was the period "challenging" at the onset? Why did it change later on? Initially, heated economic growth gave rise to concerns that the rate of inflation might accelerate. Responding to the prospect of higher inflation, investors demanded higher yields from all fixed income securities. Since bond yields and prices move in opposite directions, the value of most bonds fell.
     To preempt the possibility of faster inflation, the Federal Reserve Board (the Fed) boosted key short-term interest rates by 0.25% in November 1999 as well as in February and March 2000. By April, early signs of a slowdown in the U.S. economy took some of the pressure off bond yields. Finally, in May 2000, the Fed raised short-term rates by an additional 0.50%, the strongest such action since 1994.
     Investors were reassured by this event, as well as by two other factors. First, some believed that in order to deal with higher prices for gasoline and heating fuel, consumers would be forced to reduce their discretionary spending, which would further cool the economy.


1. Effective August 28, 2000, Jerry Webman and Merrell Hora are managing the
Fund.
2. Dividend yields are calculated based on net asset value (NAV), are annualized and divided by the offering price as of the Fund's distribution date on 9/7/00. Dividend yields at NAV do not include sales charge. Falling share prices will tend to artificially raise yields.


3 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


     Second, economic expansion in other nations slowed after early 2000, prompting foreign investors to look to the strongest investment markets--those in the United States--as an alternative. By June 2000, the market rallied as investor demand pushed municipal prices up and yields down to levels not seen since 1998. The effect was most pronounced for issues with longer maturities (e.g., 20 to 30 years). However, the Fund was affected somewhat, as there were only limited opportunities available for increasing the Fund's yield.

What other factors played a significant role?
Beginning in February, the U.S. Treasury used surplus funds in the federal government's budget to buy back long-term government bonds. As the supply of these relatively safe investments dwindled, their prices rose. Normally, prices and yields on municipal bonds follow the direction of Treasuries, but that was not the case between February and April 2000; Treasury prices rose sharply while prices for municipal securities remained level or declined.
     This decoupling of the Treasury and municipal markets was important to the Fund's results because, for some time now, we have pursued a strategy of hedging the portfolio with Treasury futures. We have invested in lower quality and/or longer term municipal bonds for the relatively higher yields they provided. To offset the greater risk associated with these securities, we have added higher quality Treasury-related issues (futures) that had the potential to generate income for the Fund if prices of Treasury securities fell. As long as interest rates continued to rise and bond prices to decline (the general pattern after mid-1998), this strategy worked well.
     Unfortunately, when Treasury prices rose and yields dropped as a result of the buyback program, the Fund's Treasury futures hampered performance. Also, as municipals lagged behind Treasuries, our focus on higher yielding securities and those with longer maturities hurt results.

[callout]
"We believe healthcare now offers some genuine opportunities, so we have invested in a small number of higher yielding hospital bonds that we believe offer particular promise."


4 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

How did you respond to this?
We limited our use of Treasury futures and shifted our emphasis to municipal securities with shorter maturities. The latter performed well in the municipal-market rally that occurred after May, though not as well as longer term issues.
     While we have been generally more cautious in recent months, we have selectively added to the Fund's high yield holdings in one area: healthcare. It is fair to say that this sector has been problematic for several years. Changes in Medicaid and Medicare reimbursements sent a shock through the healthcare system and hurt the profitability of many hospitals and HMOs. In our view, however, the entire sector has been so beaten down that it now offers some genuine opportunities, so we have invested in a small number of higher yielding hospital bonds that we believe are particularly promising.

What do you anticipate for the economy, municipal markets and the Fund in the coming months?
We look for the economy to decelerate gradually to a more manageable level of growth, which should ease the concerns about inflation and give the Fed little reason to increase short-term interest rates any time soon. If we are correct, then municipal bond yields may fall slightly and prices for high yield bonds may improve somewhat (relative to higher quality issues). As for the Fund, it is now more conservatively positioned than in the recent past but should continue to provide attractive rates of tax-exempt current income. That is what makes Oppenheimer Intermediate Municipal Fund part of The Right Way to Invest.


Average Annual
Total Returns
For the Periods Ended 9/30/00(3)

Class A
1-Year  5-Year 10-Year
-------------------------------
-1.11%  3.92%  6.02%

Class B        Since
1-Year  5-Year Inception
-------------------------------
-2.17%  3.70%  3.85%

Class C        Since
1-Year  5-Year Inception
-------------------------------
0.74%   3.87%  3.62%

-------------------------------
Standardized Yields(4)
For the 30 Days Ended 9/30/00
-------------------------------
Class A            4.74%
-------------------------------
Class B            4.15
-------------------------------
Class C            4.15


3. See notes on page 10 for further details.
4. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Top Ten Largest Positions By State(6)
-----------------------------------------------------------
New York                                              16.7%
-----------------------------------------------------------
Pennsylvania                                          11.8
-----------------------------------------------------------
California                                             9.7
-----------------------------------------------------------
Michigan                                               6.6
-----------------------------------------------------------
New Hampshire                                          3.8
-----------------------------------------------------------
U.S. Possessions                                       3.6
-----------------------------------------------------------
Arizona                                                3.6
-----------------------------------------------------------
Illinois                                               3.4
-----------------------------------------------------------
Connecticut                                            3.2
-----------------------------------------------------------
New Jersey                                             3.1

Credit Allocation(5)

[pie chart]
 AAA             36.0%
 AA               4.1
 A               15.6
 BBB             27.0
 BB              10.9
 B                6.2
 CC               0.2

5. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 26.07% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
6. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are based on net assets.


6 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Intermediate Municipal Fund underperformed the municipal market and its peer group. A weak bond market throughout much of the period can be attributed to signs of strong economic growth that historically have led to higher rates of inflation. Following a series of interest rate hikes by the Federal Reserve, signals of a less robust economy and thus, less inflationary pressure, a bond market rally ensued. Adding to the strength of the rally was an increase in demand from foreign investors seeking the relative safety of U.S. securities as economic expansion overseas decelerated. The Fund's relative underperformance can be attributed to a relatively long average maturity in its portfolio and relatively high allocation to high yield bonds when interest rates and yields were rising (and prices falling) late in 1999 and early in 2000, and to the use of a Treasury-related hedging strategy that proved less profitable during the past year than in prior periods. In the final fiscal quarter, the Fund was positioned more conservatively (i.e., shorter average maturity and less hedging) and so did not participate as fully as it might have in the municipal market rally that occurred in May.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on September 11, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, and the 4% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.
     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Intermediate Municipal Fund (Class A)               Lehman Brothers Municipal Bond Index
09/30/90         9,650                                                          10,000
12/31/90        10,077                                                          10,431
03/31/91        10,291                                                          10,667
06/30/91        10,501                                                          10,895
09/30/91        10,924                                                          11,319
12/31/91        11,272                                                          11,698
03/31/92        11,314                                                          11,733
06/30/92        11,775                                                          12,177
09/30/92        12,136                                                          12,502
12/31/92        12,323                                                          12,729
03/31/93        12,701                                                          13,202
06/30/93        12,956                                                          13,634
09/30/93        13,366                                                          14,095
12/31/93        13,545                                                          14,293
03/31/94        12,923                                                          13,508
06/30/94        13,058                                                          13,657
09/30/94        13,133                                                          13,751
12/31/94        12,954                                                          13,554
03/31/95        13,593                                                          14,512
06/30/95        13,894                                                          14,862
09/30/95        14,287                                                          15,289
12/31/95        14,690                                                          15,920
03/31/96        14,684                                                          15,728
06/30/96        14,781                                                          15,849
09/30/96        15,060                                                          16,212
12/31/96        15,433                                                          16,625
03/31/97        15,493                                                          16,585
06/30/97        15,921                                                          17,157
09/30/97        16,373                                                          17,674
12/31/97        16,826                                                          18,153
03/31/98        16,995                                                          18,362
06/30/98        17,156                                                          18,642
09/30/98        17,705                                                          19,214
12/31/98        17,859                                                          19,329
03/31/99        17,979                                                          19,501
06/30/99        17,606                                                          19,156
09/30/99        17,513                                                          19,080
12/31/99        17,245                                                          18,932
03/31/00        17,496                                                          19,485
06/30/00        17,585                                                          19,780
09/30/00        17,947                                                          20,258


Average Annual Total Return of Class A Shares of the Fund at 9/30/00(1)
 1-Year -1.11%   5-Year 3.92%   10-Year  6.02%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Intermediate Municipal Fund (Class B)               Lehman Brothers Municipal Bond Index
09/11/95        10,000                                                          10,000
09/30/95        10,011                                                          10,063
12/31/95        10,276                                                          10,479
03/31/96        10,250                                                          10,353
06/30/96        10,295                                                          10,432
09/30/96        10,469                                                          10,671
12/31/96        10,708                                                          10,943
03/31/97        10,729                                                          10,917
06/30/97        11,004                                                          11,293
09/30/97        11,295                                                          11,633
12/31/97        11,585                                                          11,949
03/31/98        11,680                                                          12,086
06/30/98        11,769                                                          12,270
09/30/98        12,122                                                          12,647
12/31/98        12,196                                                          12,723
03/31/99        12,263                                                          12,636
06/30/99        11,978                                                          12,609
09/30/99        11,900                                                          12,559
12/31/99        11,687                                                          12,461
03/31/00        11,835                                                          12,825
06/30/00        11,881                                                          13,019
09/30/00        12,103                                                          13,334

Average Annual Total Return of Class B Shares of the Fund at 9/30/00(1)
1-Year -2.17%   5-Year 3.70%    Life 3.85%


1.  See page 10 for further details.


8 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                Oppenheimer Intermediate Municipal Fund (Class C)               Lehman Brothers Municipal Bond Index
12/01/93        10,000                                                          10,000
12/31/93        10,168                                                          10,211
03/31/94         9,651                                                           9,651
06/30/94         9,719                                                           9,757
09/30/94         9,748                                                           9,824
12/31/94         9,590                                                           9,683
03/31/95        10,072                                                          10,368
06/30/95        10,273                                                          10,617
09/30/95        10,541                                                          10,923
12/31/95        10,819                                                          11,374
03/31/96        10,794                                                          11,237
06/30/96        10,844                                                          11,323
09/30/96        11,029                                                          11,582
12/31/96        11,281                                                          11,877
03/31/97        11,304                                                          11,849
06/30/97        11,595                                                          12,257
09/30/97        11,894                                                          12,626
12/31/97        12,200                                                          12,969
03/31/98        12,300                                                          13,118
06/30/98        12,394                                                          13,318
09/30/98        12,767                                                          13,727
12/31/98        12,854                                                          13,809
03/31/99        12,916                                                          13,932
06/30/99        12,623                                                          13,686
09/30/99        12,533                                                          13,631
12/31/99        12,317                                                          13,525
03/31/00        12,473                                                          13,921
06/30/00        12,522                                                          14,131
09/30/00        12,747                                                          14,473


Average Annual Total Return of Class C Shares of the Fund at 9/30/00(1)
1-Year  0.74%   5-Year  3.87%    Life  3.62%



The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/90 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's returns may fluctuate and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/92, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Financials






11 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2000



                                                       Ratings:
                                                      Moody's/                            Market
                                                     S&P/Fitch        Principal            Value
                                                   (Unaudited)           Amount       See Note 1
================================================================================================
 Municipal Bonds and Notes--97.8%
------------------------------------------------------------------------------------------------
 Alaska--1.0%
 AK HFA RB, Series A-2, 5.65%, 12/1/10             Aaa/AAA/AAA       $1,300,000      $ 1,333,384
------------------------------------------------------------------------------------------------
 Arizona--3.6%
 AZ Educational LMC RRB, Jr. Subseries,
 6.30%, 12/1/08                                      NR/NR/BBB        3,155,000        3,300,887
------------------------------------------------------------------------------------------------
 AZ HFAU RB, Catholic Healthcare West,
 6.125%, 7/1/09                                      Baa1/BBB+        1,500,000        1,515,810
                                                                                     -----------
                                                                                       4,816,697

------------------------------------------------------------------------------------------------
 California--9.7%
 Berkeley, CA HF RRB, Alta Bates Medical
 Center, Prerefunded, Series A, 6.50%, 12/1/11           A2/NR        2,845,000        2,985,401
------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Cedars-Sinai Medical Center, MBIA
 Insured, 6.50%, 8/1/12                                Aaa/AAA        1,000,000        1,131,860
------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Inverse Floater, 6.359%, 11/1/15(1)                     A1/NR        3,500,000        3,539,375
------------------------------------------------------------------------------------------------
 Folsom, CA CFD No. 10 SPTX Bonds,
 6.30%, 9/1/12                                           NR/NR        1,625,000        1,704,316
------------------------------------------------------------------------------------------------
 Riverside Cnty., CA Refunding COP,
 Air Force Village West, Inc.,
 Prerefunded, Series A, 8.125%, 6/15/12                  NR/NR        2,290,000        2,475,879
------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration RB,
 Procter & Gamble Cogeneration Project,
 Prerefunded, 6.375%, 7/1/10                            NR/AAA          600,000          662,922
------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration RB,
 Procter & Gamble Cogeneration Project,
 Unrefunded Balance, 6.375%, 7/1/10                NR/BBB-/BBB          500,000          534,880
                                                                                     -----------
                                                                                      13,034,633

------------------------------------------------------------------------------------------------
 Colorado--2.4%
 Denver, CO City & Cnty. Airport RB,
 6.197%, 11/15/14(2,3)                                   A2/NR        1,000,000        1,088,560
------------------------------------------------------------------------------------------------
 Denver, CO City & Cnty. Airport RB,
 6.197%, 11/15/15(2,3)                                   NR/NR        1,500,000        1,611,540
------------------------------------------------------------------------------------------------
 Meridian Metropolitan District, CO
 GORB, 7.50%, 12/1/11                                    A3/NR          500,000          517,755
                                                                                     -----------
                                                                                       3,217,855


12 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                            Ratings:
                                                            Moody's/                          Market
                                                           S&P/Fitch       Principal           Value
                                                         (Unaudited)          Amount      See Note 1
----------------------------------------------------------------------------------------------------
 Connecticut--3.2%
 CT DAU RB, Mystic Marinelife Aquarium
 Project, Series A, 6.875%, 12/1/17                            NR/NR      $1,000,000      $1,009,950
----------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe
 Special RB, Prerefunded, Series A, 6.50%, 9/1/05(2)         Aaa/AAA       1,240,000       1,345,797
----------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe
 Special RB, Sub. Lien, Series B, 5.60%, 9/1/09(2)           Baa3/NR         600,000         599,550
----------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe
 Special RB, Unrefunded Balance, Series A,
 6.50%, 9/1/05(2)                                            NR/BBB-       1,260,000       1,336,432
                                                                                          ----------
                                                                                           4,291,729

----------------------------------------------------------------------------------------------------
 Delaware--0.8%
 DE EDAU RB, Student Housing University
 Courtyard Project, Series A, 5.75%, 8/1/14                    NR/AA       1,080,000       1,083,791
----------------------------------------------------------------------------------------------------
 Florida--1.8%
 FL HFA MH RRB, Series C, 6%, 8/1/11                          NR/AAA       1,000,000       1,027,560
----------------------------------------------------------------------------------------------------
 Grand Haven, FL CDD SPAST Bonds, Series A,
 6.30%, 5/1/02                                                 NR/NR       1,361,000       1,366,498
                                                                                          ----------
                                                                                           2,394,058

----------------------------------------------------------------------------------------------------
 Hawaii--2.9%
 HI Airport System RB, 6.197%, 7/1/20(2,3)                     NR/NR       2,700,000       2,804,463
----------------------------------------------------------------------------------------------------
 HI Airport System RRB, Series B, FGIC Insured,
 6.50%, 7/1/15                                           Aaa/AAA/AAA       1,000,000       1,081,540
                                                                                          ----------
                                                                                           3,886,003

----------------------------------------------------------------------------------------------------
 Illinois--3.4%
 Chicago, IL BOE GOB, Chicago School Reform
 Project, MBIA Insured, 6.25%, 12/1/11                    Aaa/AAA/A-       1,000,000       1,105,470
----------------------------------------------------------------------------------------------------
 IL Development FAU SWD RB, Waste
 Management, Inc. Project, 5.05%, 1/1/10                      NR/BBB       1,035,000         909,382
----------------------------------------------------------------------------------------------------
 IL HFAU RRB, Franciscan Sisters Health Care
 Project, Escrowed to Maturity, Series C, MBIA
 Insured, 6%, 9/1/19                                         Aaa/AAA       2,000,000       2,105,520
----------------------------------------------------------------------------------------------------
 Southwestern IL DAU Hospital RB, St. Elizabeth
 Medical Center, 8%, 6/1/10                                     NR/A         500,000         510,995
                                                                                          ----------
                                                                                           4,631,367

----------------------------------------------------------------------------------------------------
 Indiana--2.9%
 IN Bond Bank RB, State Revolving Fund Program,
 Series A, 6.875%, 2/1/12                                     NR/AAA       1,135,000       1,237,400
----------------------------------------------------------------------------------------------------
 Indianapolis, IN Airport Authority RB, SPF Federal
 Express Corp. Project, 7.10%, 1/15/17                      Baa2/BBB       2,500,000       2,637,850
                                                                                          ----------
                                                                                           3,875,250

13 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                             Ratings:
                                                             Moody's/                          Market
                                                            S&P/Fitch       Principal           Value
                                                          (Unaudited)          Amount      See Note 1
-----------------------------------------------------------------------------------------------------
 Kentucky--0.7%
 Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
 Series A, 6.125%, 2/1/22                                   Baa3/BBB-      $  910,000      $  874,865
-----------------------------------------------------------------------------------------------------
 Maine--0.6%
 ME Educational LMC Student Loan RRB,
 Series A-4, 6.05%, 11/1/04                                Aaa/NR/AAA         750,000         780,660
-----------------------------------------------------------------------------------------------------
 Massachusetts--1.9%
 MA POAU RB, Series 1999A, 5.75%, 10/1/29                    Baa3/BB+       2,500,000       2,485,775
-----------------------------------------------------------------------------------------------------
 Michigan--6.6%
 Detroit, MI GORB, Series B, FGIC Insured,
 7%, 4/1/04                                               Aaa/AAA/AAA       2,000,000       2,148,740
-----------------------------------------------------------------------------------------------------
 MI Building Authority RRB, Series I, MBIA-IBC
 Insured, 6.25%, 10/1/20                                   Aaa/AAA/AA       1,000,000       1,022,320
-----------------------------------------------------------------------------------------------------
 MI Hospital FAU RRB, Greater Detroit Sinai Hospital,
 Series 1995, 6%, 1/1/08                                   Baa3/NR/A-       2,500,000       2,360,675
-----------------------------------------------------------------------------------------------------
 MI Strategic Fund SWD RRB, Genesee Power Station
 Project, 7.50%, 1/1/21                                         NR/NR       2,000,000       2,061,040
-----------------------------------------------------------------------------------------------------
 Romulus, MI Community Schools RB, 6%, 5/1/12                 Aaa/AAA       1,250,000       1,328,725
                                                                                           ----------
                                                                                            8,921,500

-----------------------------------------------------------------------------------------------------
 Missouri--1.9%
 St. Louis, MO Airport RB, 6%, 1/1/04                       Baa3/BBB-       1,250,000       1,264,012
-----------------------------------------------------------------------------------------------------
 St. Louis, MO Airport RB, 6%, 1/1/08                       Baa3/BBB-       1,250,000       1,255,062
                                                                                           ----------
                                                                                            2,519,074

-----------------------------------------------------------------------------------------------------
 Nebraska--0.9%
 NE Higher Education Loan Program RB,
 Jr. Sub. Lien, Series A-6, MBIA Insured,
 5.90%, 6/1/03                                            Aaa/AAA/AAA       1,165,000       1,194,544
-----------------------------------------------------------------------------------------------------
 New Hampshire--3.8%
 Manchester, NH Redevelopment & HAU RB,
 Series A, 6.75%, 1/1/14                                     Baa3/A/A       2,000,000       2,124,420
-----------------------------------------------------------------------------------------------------
 NH Business PCFAU RRB, UTD Illuminating Co.,
 5.40%, 12/1/02                                             Baa1/BBB+       3,000,000       3,006,450
                                                                                           ----------
                                                                                            5,130,870

-----------------------------------------------------------------------------------------------------
 New Jersey--3.1%
 NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
 5.60%, 10/1/12                                                 NR/NR       2,500,000       2,255,725
-----------------------------------------------------------------------------------------------------
 NJ EDAU RRB, First Mtg. Keswick Pines,
 5.60%, 1/1/12                                                  NR/NR         900,000         777,591
-----------------------------------------------------------------------------------------------------
 NJ HCF FAU RB, Columbus Hospital, Series A,
 7.50%, 7/1/21                                                   B2/B       1,330,000       1,146,487
                                                                                           ----------
                                                                                            4,179,803

14 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


                                                          Ratings:
                                                          Moody's/                            Market
                                                         S&P/Fitch        Principal            Value
                                                       (Unaudited)           Amount       See Note 1
----------------------------------------------------------------------------------------------------
 New York--16.7%
 Nassau Cnty., NY Improvement District Refunding
 GOUN, Series F, 7%, 3/1/14                            Aaa/AAA/AAA      $ 2,000,000      $ 2,269,380
----------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07       Aaa/AAA/AAA        2,500,000        2,646,825
----------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn
 Project, 6%, 1/1/08                                       A3/A/A-        2,000,000        2,091,720
----------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn
 Project, 6.10%, 1/1/09                                    A3/A/A-        2,000,000        2,078,400
----------------------------------------------------------------------------------------------------
 NYS DA RRB, Mount Sinai Health, Series A,
 6.50%, 7/1/15                                        Baa1/BBB+/A-        1,000,000        1,073,130
----------------------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04            Baa1/A-        2,000,000        2,105,360
----------------------------------------------------------------------------------------------------
 NYS MTAU Dedicated Tax Fund RB, Series A,
 FGIC Insured, 6.125%, 4/1/14                          Aaa/AAA/AAA        1,000,000        1,072,330
----------------------------------------------------------------------------------------------------
 NYS Thruway Authority Service Contract RRB,
 6%, 4/1/11                                               Baa1/AA-        2,500,000        2,647,500
----------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 6.80%, 11/1/14               NR/NR        5,000,000        4,811,500
----------------------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, 6%, 7/15/18                          Aa1/A/A+        1,675,000        1,686,524
                                                                                         -----------
                                                                                          22,482,669

----------------------------------------------------------------------------------------------------
 Ohio--2.4%
 Montgomery Cnty., OH HCF RRB, Series B,
 6%, 2/1/10                                                  NR/NR        1,000,000          942,480
----------------------------------------------------------------------------------------------------
 OH Air Quality DAU RRB, PC Ohio Edison,
 Series C, 5.80%, 6/1/04                                  Baa3/BB-        2,000,000        2,030,840
----------------------------------------------------------------------------------------------------
 OH Solid Waste RB, Republic Engineered
 Steels, Inc. Project, 9%, 6/1/21                            NR/NR        1,600,000          316,224
                                                                                         -----------
                                                                                           3,289,544

----------------------------------------------------------------------------------------------------
 Oklahoma--2.3%
 OK Industrial Authority Health Systems RB,
 Baptist Medical Center, Series C, AMBAC
 Insured, 7%, 8/15/05                                  Aaa/AAA/AAA          955,000        1,052,964
----------------------------------------------------------------------------------------------------
 Tulsa, OK Municipal Airport Trust RRB,
 American Airlines/AMR Corp., 7.35%, 12/1/11             Baa2/BBB-        2,000,000        2,087,920
                                                                                         -----------
                                                                                           3,140,884

----------------------------------------------------------------------------------------------------
 Pennsylvania--11.8%
 Allegheny Cnty., PA HDAU RB, West Pennsylvania
 Health System, Series B, 9.25%, 11/15/22                 B1/B+/B+        1,250,000        1,182,238
----------------------------------------------------------------------------------------------------
 Carbon Cnty., PA IDAU RRB, Panther Creek
 Partners Project, 6.65%, 5/1/10                           NR/BBB-        2,000,000        2,038,140
----------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation
 Group, 6%, 11/1/18                                          NR/NR        4,165,000        3,537,001
----------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Northampton Generating,
 Sr. Lien, Series A, 6.40%, 1/1/09                         NR/BBB-        2,500,000        2,465,125


15 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                         Ratings:
                                                         Moody's/                            Market
                                                        S&P/Fitch        Principal            Value
                                                      (Unaudited)           Amount       See Note 1
---------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 Philadelphia, PA Airport RB, Inverse Floater,
 4.957%, 6/15/12(1)                                         NR/NR       $2,000,000      $ 2,017,680
---------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RB, Series 387B,
 Inverse Floater, 4.937%, 6/15/14(1)                        NR/NR        1,960,000        1,907,335
----------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
 Energy Resources, Inc., 6.50%, 1/1/10                  NR/NR/BB+        2,775,000        2,716,281
                                                                                        -----------
                                                                                         15,863,800

---------------------------------------------------------------------------------------------------
 South Carolina--1.0%
 Florence Cnty., SC IDV RB, Stone Container
 Project, 7.375%, 2/1/07                                    NR/NR        1,385,000        1,389,861
---------------------------------------------------------------------------------------------------
 Tennessee--2.0%
 Chattanooga-Hamilton Cnty., TN HA RB,
 Erlanger Medical Center, Prerefunded, Series B,
 FSA Insured, Inverse Floater, 9.165%, 5/25/21(1)     Aaa/AAA/AAA        1,500,000        1,595,625
---------------------------------------------------------------------------------------------------
 Memphis Shelby Cnty., TN Airport Authority
 RRB, Series A, MBIA Insured, 6.25%, 2/15/11              Aaa/AAA        1,000,000        1,084,580
                                                                                        -----------
                                                                                          2,680,205

---------------------------------------------------------------------------------------------------
 Texas--2.7%
 Dallas-Fort Worth, TX International Airport
 Facilities Improvement Corp. RB, American
 Airlines, Inc., 7.25%, 11/1/30                         Baa1/BBB-        1,000,000        1,030,800
---------------------------------------------------------------------------------------------------
 Matagorda Cnty., TX Navigation District No. 1
 RRB, Series C, 5.20%, 5/1/29(3)                        Baa1/BBB+        1,500,000        1,494,360
---------------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Series A, 7%,
 11/15/10                                                   NR/NR        1,100,000        1,075,382
                                                                                        -----------
                                                                                          3,600,542

---------------------------------------------------------------------------------------------------
 Utah--1.6%
 Davis Cnty., UT Solid Waste Management &
 Recovery RRB, Special Service District,
 Prerefunded, 6.125%, 6/15/09                               Aaa/A        2,000,000        2,116,060
---------------------------------------------------------------------------------------------------
 Vermont--0.7%
 VT SAC Educational Loan RB, Series A-3, FSA
 Insured, 6.25%, 6/15/03                              Aaa/AAA/AAA          900,000          930,996
---------------------------------------------------------------------------------------------------
 Washington--1.0%
 Port Seattle, WA SPF RB, Series B, 5.75%, 9/1/14     Aaa/AAA/AAA        1,280,000        1,302,528
---------------------------------------------------------------------------------------------------
 District of Columbia--0.8%
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 6%, 8/15/12                  Aaa/AAA/AAA        1,000,000        1,077,060


16 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


                                                          Ratings:
                                                          Moody's/                               Market
                                                         S&P/Fitch          Principal             Value
                                                       (Unaudited)             Amount        See Note 1
-------------------------------------------------------------------------------------------------------
 U.S. Possessions--3.6%
 PR CMWLTH GOB, Prerefunded, 6.35%, 7/1/10                 Aaa/AAA         $1,500,000      $  1,627,650
-------------------------------------------------------------------------------------------------------
 PR Municipal FAU GOB, Series PA-638A,
 6.779%, 8/1/13(2,3)                                         NR/NR          1,925,000         2,185,145
-------------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 5.625%, 10/1/10         NR/BBB-          1,000,000         1,018,370
                                                                                           ------------
                                                                                              4,831,165

-------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $131,359,302)                                 97.8%      131,357,172
-------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                  2.2         2,928,957
                                                                           ----------------------------
 Net Assets                                                                     100.0%     $134,286,129
                                                                           ============================

 Footnotes to Statement of Investments

 To simplify the listings of securities, abbreviations are used per the table below:

 AB      Airport Board                                  IDV    Industrial Development
 BOE     Board of Education                             IDA    Industrial Development Agency
 CDD     Community Development District                 IDAU   Industrial Development Authority
 CFD     Community Facilities District                  LMC    Loan Marketing Corp.
 CMWLTH  Commonwealth                                   MH     Multifamily Housing
 COP     Certificates of Participation                  MTAU   Metropolitan Transportation Authority
 DA      Dormitory Authority                            NR     Not Rated
 DAU     Development Authority                          NYC    New York City
 EDAU    Economic Development Authority                 NYS    New York State
 EDFAU   Economic Development Finance Authority         PC     Pollution Control
 FAU     Finance Authority                              PCFAU  Pollution Control Finance Authority
 GP      General Purpose                                PFAU   Public Finance Authority
 GOB     General Obligation Bonds                       POAU   Port Authority
 GORB    General Obligation Refunding Bonds             RB     Revenue Bonds
 GOUN    General Obligation Unlimited Notes             RR     Resource Recovery
 HA      Hospital Authority                             RRB    Revenue Refunding Bonds
 HAU     Housing Authority                              SAC    Student Assistance Corp.
 HCF     Health Care Facilities                         SCDAU  Statewide Communities
 HDAU    Hospital Development Authority                        Development Authority
 HF      Health Facilities                              SPAST  Special Assessment
 HFA     Housing Finance Agency                         SPF    Special Facilities
 HFAU    Health Facilities Authority                    SPTX   Special Tax
 HFDC    Health Facilities Development Corp             SWD    Solid Waste Disposal

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed rate security. Inverse floaters amount to $9,060,015 or 6.75% of the Fund's net assets as of September 30, 2000.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,971,487 or 8.17% of the Fund's net assets as of September 30, 2000.
3. Represents the current interest rate for a variable or increasing rate security.

As of September 30, 2000, securities subject to the alternative minimum tax amount to $44,457,686 or 33.11% of the Fund's net assets.

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000

===================================================================================================
 Assets

 Investments, at value (cost $131,359,302)--see accompanying statement                 $131,357,172
---------------------------------------------------------------------------------------------------
 Cash                                                                                       993,694
---------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                 2,357,407
 Shares of beneficial interest sold                                                         158,244
 Other                                                                                       13,019
                                                                                       ------------
 Total assets                                                                           134,879,536

===================================================================================================
 Liabilities

 Payables and other liabilities:
 Dividends                                                                                  378,730
 Distribution and service plan fees                                                          82,347
 Shares of beneficial interest redeemed                                                      43,880
 Shareholder reports                                                                         43,230
 Transfer and shareholder servicing agent fees                                               31,224
 Trustees' compensation                                                                       2,779
 Other                                                                                       11,217
                                                                                      -------------
 Total liabilities                                                                          593,407

===================================================================================================
 Net Assets                                                                            $134,286,129
                                                                                       ============

===================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                       $140,380,464
---------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                         41,989
---------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                (6,134,194)
---------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                  (2,130)
                                                                                       ------------
 Net Assets                                                                            $134,286,129
                                                                                       ============

===================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $99,031,594 and 6,935,014 shares of beneficial interest outstanding)                        $14.28
 Maximum offering price per share (net asset value plus sales charge of 3.50% of
 offering price)                                                                             $14.80
---------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,972,316
 and 1,258,729 shares of beneficial interest outstanding)                                    $14.28
---------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,282,219
 and 1,212,621 shares of beneficial interest outstanding)                                    $14.25


 See accompanying Notes to Financial Statements.


18 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000

==================================================================================
 Investment Income

 Interest                                                              $ 8,744,987

==================================================================================
 Expenses

 Management fees                                                           699,909
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   257,754
 Class B                                                                   185,134
 Class C                                                                   189,331
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             110,846
----------------------------------------------------------------------------------
 Shareholder reports                                                        72,089
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                41,781
----------------------------------------------------------------------------------
 Accounting service fees                                                    12,000
----------------------------------------------------------------------------------
 Trustees' compensation                                                      5,006
----------------------------------------------------------------------------------
 Other                                                                      68,601
                                                                       -----------
 Total expenses                                                          1,642,451
 Less expenses paid indirectly                                             (10,659)
                                                                       -----------
 Net expenses                                                            1,631,792

==================================================================================
 Net Investment Income                                                   7,113,195

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on:
 Investments                                                            (5,631,370)
 Closing of futures contracts                                             (502,824)
                                                                       -----------
 Net realized loss                                                      (6,134,194)

----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    1,698,137
                                                                       -----------
 Net realized and unrealized loss                                       (4,436,057)

==================================================================================
 Net Increase in Net Assets Resulting from Operations                   $2,677,138
                                                                        ==========

 See accompanying Notes to Financial Statements.


19 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                               2000                1999
================================================================================================================
 Operations

 Net investment income                                                         $   7,113,195       $   7,126,771
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                         (6,134,194)          1,133,780
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                              1,698,137         (10,696,534)
                                                                               ---------------------------------
 Net increase (decrease) in net assets resulting from operations                   2,677,138          (2,435,983)

================================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                          (5,444,951)         (5,534,424)
 Class B                                                                            (801,595)           (668,630)
 Class C                                                                            (821,842)           (818,168)
----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                            (770,641)           (120,985)
 Class B                                                                            (124,867)            (16,601)
 Class C                                                                            (137,356)            (22,404)

================================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                         (21,194,571)         24,617,737
 Class B                                                                            (237,454)          6,407,741
 Class C                                                                          (3,862,911)          5,478,559

================================================================================================================
 Net Assets

 Total increase (decrease)                                                       (30,719,050)         26,886,842
----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                             165,005,179         138,118,337
                                                                               ---------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $41,989 and $(2,818), respectively]                  $ 134,286,129       $ 165,005,179
                                                                               =================================


 See accompanying Notes to Financial Statements.

20 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


 Class A       Year Ended September 30,                2000           1999           1998           1997         1996
=====================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $14.76         $15.65         $15.16         $14.69       $14.69
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .72            .72            .69            .80          .79
 Net realized and unrealized gain (loss)               (.39)          (.88)           .51            .45         (.01)
                                                     ----------------------------------------------------------------
 Total income (loss) from investment operations         .33           (.16)          1.20           1.25          .78
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.72)          (.71)          (.71)          (.78)        (.78)
 Distributions from net realized gain                  (.09)          (.02)            --             --           --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (0.81)          (.73)          (.71)          (.78)        (.78)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $14.28         $14.76         $15.65         $15.16       $14.69
                                                     ================================================================

=====================================================================================================================
 Total Return, at Net Asset Value(1)                   2.48%         (1.08)%         8.14%          8.72%        5.41%

=====================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $ 99,032       $124,273       $106,909        $87,111      $83,253
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $106,818       $118,906       $ 97,001        $85,590      $82,217
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 5.13%          4.72%          4.58%          5.35%        5.35%
 Expenses                                              0.94%          0.90%          0.94%(3)       1.02%(3)     1.02%(3)
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 74%            10%            53%            31%          53%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. See accompanying Notes to Financial Statements.


21 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B       Year Ended September 30,               2000              1999              1998             1997(1)          1996
================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $14.76            $15.65            $15.16           $14.69           $14.69
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .62               .62               .59              .67              .66
 Net realized and unrealized gain (loss)              (.39)             (.89)              .50              .46               --
                                                    ----------------------------------------------------------------------------
 Total income (loss) from investment operations        .23              (.27)             1.09             1.13              .66
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.62)             (.60)             (.60)            (.66)            (.66)
 Distributions from net realized gain                 (.09)             (.02)               --               --               --
                                                    ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.71)             (.62)             (.60)            (.66)            (.66)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $14.28            $14.76            $15.65           $15.16           $14.69
                                                    ============================================================================

================================================================================================================================
 Total Return, at Net Asset Value(2)                  1.71%            (1.83)%            7.32%            7.88%            4.56%

================================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $17,972           $18,856           $13,537           $7,690           $2,858
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $18,498           $17,203           $10,830           $4,763           $1,440
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                4.36%             3.96%             3.92%            4.54%            4.51%
 Expenses                                             1.70%             1.66%             1.69%(4)         1.79%(4)         1.81%(4)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                74%               10%               53%              31%              53%


1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


 Class C       Year Ended September 30,                  2000           1999           1998           1997           1996
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $14.73         $15.62         $15.13         $14.67         $14.67
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .62            .61            .58            .66            .68
 Net realized and unrealized gain (loss)                 (.39)          (.88)           .51            .47           (.01)
                                                       ------------------------------------------------------------------
 Total income (loss) from investment operations           .23           (.27)          1.09           1.13            .67
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.62)          (.60)          (.60)          (.67)          (.67)
 Distributions from net realized gain                    (.09)          (.02)            --             --             --
                                                       ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders)                                        (.71)          (.62)          (.60)          (.67)          (.67)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.25         $14.73         $15.62         $15.13         $14.67
                                                       ==================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(1)                     1.71%         (1.84)%         7.34%          7.85%          4.63%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $17,282        $21,876        $17,673        $13,940        $10,908
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $18,906        $21,036        $16,367        $11,970         $9,015
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                   4.37%          3.96%          3.85%          4.57%          4.56%
 Expenses                                                1.70%          1.66%          1.69%(3)       1.77%(3)       1.78%(3)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   74%            10%            53%            31%            53%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 See accompanying Notes to Financial Statements.

23 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2008                      $196,064


24 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $2,931. Accumulated net realized loss on investments was increased by the same amount. All of which is distributed in connection with Fund share redemptions which increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



25 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended September 30, 2000    Year Ended September 30, 1999
                                Shares          Amount            Shares         Amount
---------------------------------------------------------------------------------------
 Class A
 Sold                        1,163,684    $ 16,634,283         3,070,665   $ 47,404,468
 Dividends and/or
 distributions reinvested      326,801       4,681,187           256,517      3,932,257
 Redeemed                   (2,974,289)    (42,510,041)       (1,738,667)   (26,718,988)
                            -----------------------------------------------------------
 Net increase (decrease)    (1,483,804)   $(21,194,571)        1,588,515    $24,617,737
                            ===========================================================

---------------------------------------------------------------------------------------
 Class B
 Sold                          332,417    $  4,772,600           631,307    $ 9,725,674
 Dividends and/or
 distributions reinvested       42,695         611,338            30,406        465,950
 Redeemed                     (394,129)     (5,621,392)         (249,024)    (3,783,883)
                            -----------------------------------------------------------
 Net increase (decrease)       (19,017)   $   (237,454)          412,689    $ 6,407,741
                            ===========================================================

---------------------------------------------------------------------------------------
 Class C
 Sold                          311,943    $  4,469,853           626,045    $ 9,634,721
 Dividends and/or
 distributions reinvested       47,117         673,935            37,914        580,815
 Redeemed                     (631,187)     (9,006,699)         (310,316)    (4,736,977)
                            -----------------------------------------------------------
 Net increase (decrease)      (272,127)   $ (3,862,911)          353,643    $ 5,478,559
                            ===========================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $105,555,767 and $133,465,218, respectively.

 As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $131,359,302 was:

 Gross unrealized appreciation         $ 3,403,747
 Gross unrealized depreciation          (3,405,877)
                                       -----------
 Net unrealized depreciation           $    (2,130)
                                       ===========



26 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 2000, an annualized rate of 0.49%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                       Aggregate            Class A        Commissions       Commissions      Commissions
                       Front-End          Front-End         on Class A        on Class B       on Class C
                   Sales Charges      Sales Charges             Shares            Shares           Shares
                      on Class A        Retained by        Advanced by       Advanced by      Advanced by
 Year Ended               Shares        Distributor     Distributor(1)    Distributor(1)    Distributor(1)
----------------------------------------------------------------------------------------------------------
 September 30, 2000      $90,064            $22,643            $20,322          $103,343          $25,677

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                        Class A                         Class B                          Class C
                            Contingent Deferred             Contingent Deferred              Contingent Deferred
                                  Sales Charges                   Sales Charges                    Sales Charges
 Year Ended             Retained by Distributor         Retained by Distributor          Retained by Distributor
----------------------------------------------------------------------------------------------------------------
 September 30, 2000                     $14,802                         $54,598                           $7,574

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


27 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STAEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $257,754 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $31,947 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                         Distributor's    Distributor's
                                                             Aggregate     Unreimbursed
                                                          Unreimbursed    Expenses as %
                        Total Payments  Amount Retained       Expenses    of Net Assets
                            Under Plan   by Distributor     Under Plan         of Class
---------------------------------------------------------------------------------------
 Class B Plan                 $185,134         $152,519       $275,376             1.53%
 Class C Plan                  189,331           44,347        375,080             2.17


28 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 2000.


29 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer Intermediate Municipal
Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Intermediate Municipal Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 Deloitte & Touche LLP

 Denver, Colorado
 October  20,  2000


30 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $0.1552, $0.1455 and $0.1455 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0594 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended September 30, 2000 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



31 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

================================================================================
Officers and Trustees       James C. Swain, Trustee and Chairman of the Board
                            Bridget A. Macaskill, Trustee and President
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Andrew J. Donohue, Vice President and Secretary
                            Merrell Hora, Vice President
                            Jerry Webman, Vice President
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor         OppenheimerFunds, Inc.

================================================================================
 Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder   OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of               Citibank, N.A.
 Portfolio Securities

================================================================================
 Independent Auditors       Deloitte & Touche LLP

================================================================================
 Legal Counsel              Myer, Swanson, Adams and Wolf, P.C.

                            For more complete information about Oppenheimer Intermediate Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at
                            1.800.525.7048 or visit the OppenheimerFunds
                            Internet website at www.oppenheimerfunds.com.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                            Oppenheimer funds are distributed by
                            OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                            (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


32 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INFORMATION AND SERVICES


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--------------------------------------------------------------------------------
Ticker Symbols  Class A: OPITX  Class B: OIMBX  Class C: OITCX


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RA0860.001.0900  November 29, 2000                     [logo]OppenheimerFunds(R)
                                                             Distributor, Inc.